Long-Term Debt and Line of Credit - Schedule of Debt (Details) - USD ($) $ in Thousands	Feb. 24, 2018	Aug. 26, 2017
Debt Disclosure [Abstract]
Debt, gross	$ 199,500	$ 200,000
Less: Deferred Financing Fees	7,264	7,910
Total Debt	192,236	192,090
Less: Current maturities, net of deferred financing fees of $1.3 million at February 24, 2018 and August 26, 2017, respectively	714	234
Long-term debt, net of deferred financing fees	191,522	191,856
Deferred financing fees, current	$ 1,300	$ 1,300